Exhibit 99.1

         The Depositor purchased the Initial Group I Mortgage Loans (the "Initial Group I Mortgage Loans"), the Initial Group II Mortgage Loans (the "Initial Group II Mortgage Loans") and the Initial Group III Mortgage Loans (the "Initial Group III Mortgage Loans" and collectively with the Initial Group I Mortgage Loans and the Initial Group II Mortgage Loans, the "Initial Mortgage Loans") from the Seller pursuant to the Mortgage Loan Purchase Agreement, dated as of December 9, 2003 (the "Mortgage Loan Purchase Agreement"), between the Seller and the Depositor. Subsequent Group I Mortgage Loans (the "Subsequent Group I Mortgage Loans"), Subsequent Group II Mortgage Loans (the "Subsequent Group II Mortgage Loans") and Subsequent Group III Mortgage Loans (the "Subsequent Group III Mortgage Loans"; collectively with the Subsequent Group I Mortgage Loans, the Subsequent Group II Mortgage Loans and the Subsequent Group III Mortgage Loans, the "Subsequent Mortgage Loans") were purchased by the Trust from the Depositor on December 23, 2003 from funds on deposit in the Pre-Funding Accounts and sold by the Depositor to the Trust for deposit in the Mortgage Pool. Pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2003 (the "Pooling and Servicing Agreement"), among the Depositor, the Master Servicer and the Trustee, the Depositor will cause the Initial Mortgage Loans and the Subsequent Mortgage Loans (together, the "Mortgage Loans") to be assigned to the Trustee for the benefit of the certificateholders. The Pooling and Servicing Agreement provides that each Mortgage Loan in the Mortgage Pool must conform to certain specified characteristics and, following the conveyance of the Subsequent Mortgage Loans, the Mortgage Pool must conform to certain specified characteristics, as described in the Prospectus Supplement, dated December 9, 2003 (the "Prospectus Supplement") under "--Conveyance of Subsequent Mortgage Loans and the Pre-Funding Accounts."

         The Initial Group I Mortgage Loans and the Subsequent Group I Mortgage Loans (the "Group I Mortgage Loans") consist of approximately 5,874 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $811,361,421.35, after application of scheduled payments due on or before the Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Initial Group II Mortgage Loans and the Subsequent Group II Mortgage Loans (the "Group II Mortgage Loans") consist of approximately 596 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $171,253,448.63, after application of scheduled payments due on or before the Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Initial Group III Mortgage Loans and the Subsequent Group III Mortgage Loans (the "Group III Mortgage Loans") consist of approximately 889 fixed-rate Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $167,382,892.93, after application of scheduled payments due on or before the Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Mortgage Loans have original terms to maturity of not greater than 30 years from the date on which the first payment was due on each Mortgage Loan.

         Each Mortgage Loan will accrue interest at the fixed-rate (in the case of the fixed-rate Group I Mortgage Loans, the fixed-rate Group II Mortgage Loans and the Group III Mortgage Loans) or the adjustable-rate (in the case of the adjustable-rate Group I Mortgage Loans and the adjustable-rate Group II Mortgage Loans) calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate").

         Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. The adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for such Mortgage Loans will occur after an initial period of two years after origination. On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted (subject to rounding) to equal the sum of the applicable Index (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than 2.00% per annum on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than 1.00% per annum on any Adjustment Date thereafter (the "Periodic Rate Cap"). Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described herein. None of the adjustable-rate Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         The Mortgage Loans have scheduled monthly payments due on the first day of the month (with respect to each Mortgage Loan, a "Due Date"). Each Mortgage Loan will contain a customary "due-on-sale" clause which provides that (subject to state and federal restrictions) the Mortgage Loan must be repaid at the time of sale of the related Mortgaged Property or with the consent of the holder of the mortgage note assumed by a creditworthy purchaser of the related Mortgaged Property.

         Approximately 70.91% of the Group I Mortgage Loans, approximately 61.93% of the Group II Mortgage Loans and approximately 79.24% of the Group III Mortgage Loans provide for payment by the mortgagor of a prepayment charge on certain principal prepayments, subject to certain limitations in the related mortgage note and limitations upon collection in the Pooling and Servicing Agreement. Generally, each such Mortgage Loan provides for payment of a prepayment charge on certain prepayments made within a defined period set forth in the related Mortgage Note (generally within the first three years but possibly as short as one year from the date of origination of such Mortgage
Loan). The amount of the prepayment charge is as provided in the related Mortgage Note. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans in all of the loan groups, and such amounts will not be available for distribution on the other classes of Certificates. Under certain instances, as described under the terms of the Pooling and Servicing Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representation as to the effect that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the "Parity Act"), which regulates the ability of the Originators to impose prepayment charges, was amended, and as a result, the Originators will be required to comply with state and local laws in originating mortgage loans with prepayment charge provisions with respect to loans originated on or after July 1, 2003. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Master Servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Mortgage Loans. However, the OTS's ruling does not retroactively affect loans originated before July 1, 2003. See "Certain Legal Aspects of Mortgage Loans-Enforceability of Certain Provisions-Prepayment Charges" in the prospectus.

         None of the Mortgage Loans are Buydown Mortgage Loans.

GROUP I MORTGAGE LOAN STATISTICS

         The Group I Mortgage Loans have an aggregate principal balance as of the Cut-off Date of approximately $811,361,421.35, after application of scheduled payments due on or before the Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. None of the Group I Mortgage Loans had a first Due Date prior to June 2003 or after February 2004, or will have a remaining term to stated maturity of less than 117 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is January 2034. The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):


PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS AS OF THE CUT-OFF DATE(1)


                                                          AGGREGATE         % OF AGGREGATE
                                                      PRINCIPAL BALANCE    PRINCIPAL BALANCE
RANGE OF PRINCIPAL BALANCES AS          NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
    OF THE CUT-OFF DATE ($)          MORTGAGE LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
-------------------------------      --------------   -----------------    -----------------

 50,000.01 -  75,000.00 .............        979      $    64,366,727.32        7.93%
 75,000.01 - 100,000.00 .............      1,184          104,010,772.75       12.82
100,000.01 - 125,000.00 .............        919          103,119,981.92       12.71
125,000.01 - 150,000.00 .............        733          100,522,847.75       12.39
150,000.01 - 175,000.00 .............        585           94,797,626.94       11.68
175,000.01 - 200,000.00 .............        438           82,383,406.62       10.15
200,000.01 - 225,000.00 .............        317           67,500,085.98        8.32
225,000.01 - 250,000.00 .............        252           59,822,779.63        7.37
250,000.01 - 275,000.00 .............        180           47,013,217.76        5.79
275,000.01 - 300,000.00 .............        154           44,390,027.88        5.47
300,000.01 - 325,000.00 .............        104           32,352,608.68        3.99
325,000.01 - 350,000.00 .............          6            2,040,702.87        0.25
350,000.01 - 375,000.00 .............          9            3,268,788.11        0.40
375,000.01 - 400,000.00 .............          5            1,948,736.43        0.24
400,000.01 - 425,000.00 .............          6            2,476,594.06        0.31
425,000.01 - 450,000.00 .............          2              875,774.46        0.11
450,000.01 - 475,000.00 .............          1              470,742.19        0.06
                                           -----      ------------------      ------
     Total ..........................      5,874      $   811,361,421.35      100.00%
                                           =====      ==================      ======
______________

(1) The average principal balance of the Group I Mortgage Loans as of the Cut-off Date was approximately $138,128.



       CURRENT MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS AS OF THE CUT-OFF DATE(1)


                                                        AGGREGATE         % OF AGGREGATE
                                                    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                     NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
 CURRENT MORTGAGE RATE (%)         MORTGAGE LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
-------------------------------    --------------   -----------------    -----------------
 5.000 - 5.999 ..............          308          $    51,070,668.58          6.29%
 6.000 - 6.999 ..............          958              152,723,298.10         18.82
 7.000 - 7.999 ..............        1,741              250,434,777.29         30.87
 8.000 - 8.999 ..............        1,274              172,524,960.01         21.26
 9.000 - 9.999 ..............          950              117,092,590.22         14.43
10.000 -10.999 ..............          416               45,797,983.33          5.64
11.000 -11.999 ..............          182               16,846,798.94          2.08
12.000 -12.999 ..............           45                4,870,344.88          0.60
                                     -----          ------------------        ------
 Total ......................        5,874          $   811,361,421.35        100.00%
                                     =====          ==================        ======
______________

(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 8.10% per annum.


   MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                        AGGREGATE         % OF AGGREGATE
                                                    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                     NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
 MAXIMUM MORTGAGE RATE (%)         MORTGAGE LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
-------------------------------    --------------   -----------------    -----------------
11.001 -11.500 ..............            3          $       696,073.13          0.13%
11.501 -12.000 ..............           95               17,063,232.72          3.24
12.001 -12.500 ..............          134               24,460,001.42          4.64
12.501 -13.000 ..............          268               46,362,106.07          8.79
13.001 -13.500 ..............          400               61,981,362.24         11.76
13.501 -14.000 ..............          523               77,645,678.25         14.73
14.001 -14.500 ..............          407               59,680,060.58         11.32
14.501 -15.000 ..............          592               81,789,995.53         15.51
15.001 -15.500 ..............          365               49,538,050.67          9.40
15.501 -16.000 ..............          423               51,570,615.00          9.78
16.001 -16.500 ..............          185               21,337,940.66          4.05
16.501 -17.000 ..............          153               17,238,413.52          3.27
17.001 -17.500 ..............           84                8,708,969.53          1.65
17.501 -18.000 ..............           54                5,086,505.52          0.96
18.001 -18.500 ..............           21                2,520,345.71          0.48
18.501 -19.000 ..............           13                1,566,517.58          0.30
                                     -----          ------------------        ------
 Total ......................        3,720          $   527,245,868.13        100.00%
                                     =====          ==================        ======
______________

(1) The weighted average Maximum Mortgage Rate of the adjustable-rate Group I Mortgage Loans as of the Cut-off Date was approximately 14.45% per annum.





     MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                        AGGREGATE         % OF AGGREGATE
                                                    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                     NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
 MINIMUM MORTGAGE RATE (%)         MORTGAGE LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
-------------------------------    --------------   -----------------    -----------------
 5.001 - 5.500 ..............            3          $     696,073.13          0.13%
 5.501 - 6.000 ..............           95             17,063,232.72          3.24
 6.001 - 6.500 ..............          134             24,460,001.42          4.64
 6.501 - 7.000 ..............          268             46,362,106.07          8.79
 7.001 - 7.500 ..............          400             61,981,362.24         11.76
 7.501 - 8.000 ..............          523             77,645,678.25         14.73
 8.001 - 8.500 ..............          407             59,680,060.58         11.32
 8.501 - 9.000 ..............          592             81,789,995.53         15.51
 9.001 - 9.500 ..............          365             49,538,050.67          9.40
 9.501 -10.000 ..............          423             51,570,615.00          9.78
10.001 -10.500 ..............          185             21,337,940.66          4.05
10.501 -11.000 ..............          153             17,238,413.52          3.27
11.001 -11.500 ..............           84              8,708,969.53          1.65
11.501 -12.000 ..............           54              5,086,505.52          0.96
12.001 -12.500 ..............           21              2,520,345.71          0.48
12.501 -13.000 ..............           13              1,566,517.58          0.30
                                     -----          ----------------        ------
 Total ......................        3,720          $ 527,245,868.13        100.00%
                                     =====          ================        ======
______________

(1) The weighted average Minimum Mortgage Rate of the adjustable-rate Group I Mortgage Loans as of the Cut-off Date was approximately 8.45% per annum.


          GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                        AGGREGATE         % OF AGGREGATE
                                                    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                     NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
     GROSS MARGINS (%)             MORTGAGE LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
-------------------------------    --------------   -----------------    -----------------
3.501 - 4.000 ...............            1           $     84,915.21             0.02%
4.001 - 4.500 ...............            7              1,281,659.48             0.24
4.501 - 5.000 ...............          341             55,523,736.70            10.53
5.001 - 5.500 ...............          449             70,323,560.07            13.34
5.501 - 6.000 ...............        1,511            212,117,327.54            40.23
6.001 - 6.500 ...............          888            119,164,136.99            22.60
6.501 - 7.000 ...............          523             68,750,532.14            13.04
                                     -----           ---------------           ------
Total .......................        3,720           $527,245,868.13           100.00%
                                     =====           ===============           ======
______________

(1) The weighted average Gross Margin of the adjustable-rate Group I Mortgage Loans as of the Cut-off Date was approximately 5.97% per annum.


           NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                        AGGREGATE         % OF AGGREGATE
                                                    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                     NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
  NEXT ADJUSTMENT DATE             MORTGAGE LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
-------------------------------    --------------   -----------------    -----------------
May 2005 ....................            4           $    785,296.79             0.15%
June 2005 ...................          131             18,578,506.72             3.52
July 2005 ...................          110             16,479,323.08             3.13
August 2005 .................           95             12,472,267.61             2.37
September 2005 ..............           48              7,305,735.56             1.39
October 2005 ................           76             10,218,798.80             1.94
November 2005 ...............        1,575            233,750,439.57            44.33
December 2005 ...............        1,490            205,121,803.00            38.90
January 2006 ................          191             22,533,697.00             4.27
                                     -----           ---------------           ------
  Total .....................        3,720           $527,245,868.13           100.00%
                                     =====           ===============           ======
______________

(1) The weighted average next Adjustment Date for the adjustable-rate Group I Mortgage Loans as of the Cut-off Date is November 2005.


         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)



                                                        AGGREGATE         % OF AGGREGATE
                                                    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                     NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
 ORIGINAL LOAN-TO-VALUE RATIO (%)  MORTGAGE LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
---------------------------------  --------------   -----------------    -----------------
20.000 or less ..............           16          $   1,374,018.03          0.17%
20.001 -25.000 ..............           23              1,822,675.40          0.22
25.001 -30.000 ..............           23              2,027,908.87          0.25
30.001 -35.000 ..............           39              3,860,383.15          0.48
35.001 -40.000 ..............           65              7,335,942.14          0.90
40.001 -45.000 ..............           73              7,952,539.29          0.98
45.001 -50.000 ..............          110             12,298,884.84          1.52
50.001 -55.000 ..............          154             19,723,054.36          2.43
55.001 -60.000 ..............          263             32,974,417.70          4.06
60.001 -65.000 ..............          270             35,100,904.75          4.33
65.001 -70.000 ..............          374             50,425,095.52          6.21
70.001 -75.000 ..............          820            111,488,412.35         13.74
75.001 -80.000 ..............          884            119,679,476.92         14.75
80.001 -85.000 ..............          979            140,496,595.39         17.32
85.001 -90.000 ..............        1,608            237,339,018.30         29.25
90.001 -95.000 ..............          173             27,462,094.34          3.38
                                     -----          ----------------        ------
 Total ......................        5,874          $ 811,361,421.35        100.00%
                                     =====          ================        ======
______________

(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 77.93%.


             MORTGAGED PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS



                                                               AGGREGATE         % OF AGGREGATE
                                                           PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                            NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
    PROPERTY TYPE                         MORTGAGE LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
---------------------------------         --------------   -----------------    -----------------
Single Family Detached ..................    4,804          $657,198,726.73           81.00%
Two- to Four-Family .....................      355            63,858,602.08            7.87
Planned Unit Development Detached .......      219            31,300,465.84            3.86
Condominium .............................      239            33,400,372.23            4.12
Manufactured Housing ....................      168            14,729,812.10            1.82
Single Family Attached ..................       59             6,090,478.19            0.75
Planned Unit Development Attached .......       30             4,782,964.18            0.59
                                             -----          ---------------          ------
  Total .................................    5,874          $811,361,421.35          100.00%
                                             =====          ===============          ======



          MORTGAGED PROPERTY OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)


                                                               AGGREGATE         % OF AGGREGATE
                                                           PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                            NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
  OCCUPANCY STATUS                        MORTGAGE LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
---------------------------------         --------------   -----------------    -----------------
Owner Occupied .................            5,486            $ 764,308,632.65          94.20%
Non Owner Occupied .............              333               40,046,099.72           4.94
Second Home ....................               55                7,006,688.98           0.86
                                            -----            ----------------         ------
  Total ........................            5,874            $ 811,361,421.35         100.00%
                                            =====            ================         ======
______________

(1) Occupancy status as represented by the mortgagor at the time of origination.



                      PURPOSE OF THE GROUP I MORTGAGE LOANS

                                                                       AGGREGATE         % OF AGGREGATE
                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                    NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
            PURPOSE                               MORTGAGE LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
---------------------------------                 --------------   -----------------    -----------------
Refinance-Debt Consolidation, Cashout(1) ...            5,239      $725,055,094.78          89.36%
Refinance-Debt Consolidation, No Cashout(2)               601        81,855,521.71          10.09
Purchase ...................................               34         4,450,804.86           0.55
                                                        -----      ---------------         ------
  Total ....................................            5,874      $811,361,421.35         100.00%
                                                        =====      ===============         ======
______________


(1) Cash proceeds to the borrower inclusive of Debt Consolidation payments exceed $2,000 or 2% of the original Principal Balance of the related mortgage loan. Also includes all home equity loans originated in Texas with any cash proceeds.

(2) Cash proceeds to the borrower inclusive of Debt Consolidation payments are $2,000 or 2% or less of the original Principal Balance of the related mortgage loan. Excludes home equity loans originated in Texas with any cash proceeds.


           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE GROUP I MORTGAGE LOANS(1)


                                                                   AGGREGATE         % OF AGGREGATE
                                                               PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
            LOCATION                          MORTGAGE LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
---------------------------------             --------------   -----------------    -----------------
Alabama .....................                      100          $  10,966,664.18          1.35%
Alaska ......................                        2                344,415.00          0.04
Arizona .....................                      104             11,733,574.71          1.45
Arkansas ....................                       14              1,125,387.78          0.14
California ..................                      756            140,075,767.16         17.26
Colorado ....................                      107             17,451,904.28          2.15
Connecticut .................                      152             21,779,682.51          2.68
Delaware ....................                       28              3,994,369.65          0.49
Florida .....................                      640             74,539,931.41          9.19
Georgia .....................                       34              3,878,414.78          0.48
Hawaii ......................                       23              4,247,797.96          0.52
Idaho .......................                        8                988,954.02          0.12
Illinois ....................                      228             29,892,377.52          3.68
Indiana .....................                      117             10,565,978.11          1.30
Iowa ........................                       41              3,801,330.78          0.47
Kansas ......................                       37              3,910,451.83          0.48
Kentucky ....................                       17              1,522,481.49          0.19
Louisiana ...................                       77              8,058,393.45          0.99
Maine .......................                       53              6,178,640.02          0.76
Maryland ....................                      187             29,859,608.67          3.68
Massachusetts ...............                      259             48,268,715.21          5.95
Michigan ....................                      429             50,772,699.21          6.26
Minnesota ...................                      226             32,806,309.08          4.04
Mississippi .................                       89              8,263,498.19          1.02
Missouri ....................                       94             10,036,972.89          1.24
Montana .....................                        2                242,764.48          0.03
Nebraska ....................                       39              5,049,841.18          0.62
Nevada ......................                       30              4,548,960.66          0.56
New Hampshire ...............                       42              6,103,627.17          0.75
New Jersey ..................                      312             52,614,742.28          6.48
New Mexico ..................                        9              1,048,132.24          0.13
New York ....................                      287             54,582,762.04          6.73
North Carolina ..............                       40              4,475,063.61          0.55
North Dakota ................                        7                728,508.71          0.09
Ohio ........................                      112             10,928,235.14          1.35
Oklahoma ....................                       52              4,776,778.44          0.59
Oregon ......................                       29              3,548,665.97          0.44
Pennsylvania ................                      228             25,222,393.68          3.11
Rhode Island ................                       56              8,078,379.90          1.00
South Carolina ..............                       19              1,727,749.94          0.21
South Dakota ................                        8              1,049,183.95          0.13
Tennessee ...................                       70              7,665,796.52          0.94
Texas .......................                      402             40,896,012.20          5.04
Utah ........................                       11              1,082,401.09          0.13
Vermont .....................                       11              1,263,236.17          0.16
Washington ..................                      136             21,362,261.99          2.63
Wisconsin ...................                      143             18,683,343.66          2.30
Wyoming .....................                        7                618,260.44          0.08
                                                 -----          ----------------        ------
  Total .....................                    5,874          $ 811,361,421.35        100.00%
                                                 =====          ================        ======
______________

(1) The greatest ZIP Code geographic concentration of the Group I Mortgage Loans was approximately 0.31% in the 11717 ZIP Code.


                      QUALIFYING FICO SCORES FOR THE GROUP I MORTGAGE LOANS AT ORIGINATION(1)



                                                      AGGREGATE         % OF AGGREGATE
                                                  PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                   NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
 QUALIFYING FICO SCORE           MORTGAGE LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
-------------------------        --------------   -----------------    -----------------
500-524 ..................           444             $  53,919,989.13           6.65%
525-549 ..................           547                70,093,577.04           8.64
550-574 ..................           859               114,936,087.82          14.17
575-599 ..................           630                82,952,484.92          10.22
600-624 ..................           654                91,255,860.92          11.25
625-649 ..................           775               110,833,739.52          13.66
650-674 ..................           667                98,537,781.43          12.14
675-699 ..................           535                79,709,589.60           9.82
700-724 ..................           322                47,489,422.84           5.85
725-749 ..................           232                33,041,880.54           4.07
750-774 ..................           122                17,322,576.29           2.14
775-799 ..................            75                 9,872,800.29           1.22
800-824 ..................            12                 1,395,631.01           0.17
                                   -----             ----------------         ------
  Total ..................         5,874             $ 811,361,421.35         100.00%
                                   =====             ================         ======
______________

(1) The weighted average qualifying FICO score at origination of the Group I Mortgage Loans that had FICO scores was approximately 622. See "--FICO Scores" herein.



              INCOME DOCUMENTATION OF THE GROUP I MORTGAGE LOANS(1)


                                                                AGGREGATE         % OF AGGREGATE
                                                            PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                             NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
 INCOME DOCUMENTATION                      MORTGAGE LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
-------------------------                  --------------   -----------------    -----------------
Full Documentation Program ..............        4,130        $558,144,923.16        68.79%
Stated Income Documentation Program .....        1,296         188,069,999.79        23.18
Limited Documentation Program ...........          448          65,146,498.40         8.03
  Total .................................        5,874        $811,361,421.35       100.00%
______________

(1) For a description of each documentation level, see "The Mortgage Loans--Underwriting Standards" herein.




                 RISK CATEGORIES FOR THE GROUP I MORTGAGE LOANS


                                                  AGGREGATE         % OF AGGREGATE
                                              PRINCIPAL BALANCE    PRINCIPAL BALANCE
                               NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
  RISK CATEGORY              MORTGAGE LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
-------------------------    --------------   -----------------    -----------------
8A .......................           597         $  84,722,459.56          10.44%
7A .......................           555            84,610,771.75          10.43
6A .......................           466            68,299,463.37           8.42
5A .......................           508            74,776,742.55           9.22
4A .......................           522            73,191,688.71           9.02
3A .......................           399            55,954,280.56           6.90
2A .......................         1,108           147,484,873.00          18.18
A ........................           367            49,511,720.82           6.10
B ........................           649            84,388,393.00          10.40
C ........................           608            77,065,073.89           9.50
D ........................            95            11,355,954.14           1.40
                                   -----         ----------------         ------
  Total ..................         5,874         $ 811,361,421.35         100.00%
                                   =====         ================         ======

GROUP II MORTGAGE LOAN STATISTICS

         The Group II Mortgage Loans have an aggregate principal balance as of the Cut-off Date of approximately $171,253,448.63, after application of scheduled payments due on or before the Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. None of the Group II Mortgage Loans had a first Due Date prior to July 2003 or after February 2004, or will have a remaining term to stated maturity of less than 176 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is January 2034. The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):



                    PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS AS OF THE CUT-OFF DATE(1)


                                                             AGGREGATE         % OF AGGREGATE
                                                         PRINCIPAL BALANCE   PRINCIPAL BALANCE
RANGE OF PRINCIPAL BALANCES AS            NUMBER OF       OUTSTANDING AS OF    OUTSTANDING AS OF
   OF THE CUT-OFF DATE ($)              MORTGAGE LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
-------------------------------         --------------    -----------------    -----------------
    50,000.01 -  75,000.00 ..........        55           $  3,606,112.55         2.11%
    75,000.01 - 100,000.00 ..........        64              5,586,598.53         3.26
   100,000.01 - 125,000.00 ..........        50              5,666,786.89         3.31
   125,000.01 - 150,000.00 ..........        36              4,936,015.72         2.88
   150,000.01 - 175,000.00 ..........        24              3,936,095.98         2.30
   175,000.01 - 200,000.00 ..........        15              2,800,885.87         1.64
   200,000.01 - 225,000.00 ..........        15              3,167,692.91         1.85
   225,000.01 - 250,000.00 ..........        12              2,857,280.31         1.67
   250,000.01 - 275,000.00 ..........         7              1,810,760.52         1.06
   275,000.01 - 300,000.00 ..........        10              2,886,972.64         1.69
   300,000.01 - 325,000.00 ..........        10              3,209,955.93         1.87
   325,000.01 - 350,000.00 ..........        52             17,596,549.59        10.28
   350,000.01 - 375,000.00 ..........        44             15,928,308.26         9.30
   375,000.01 - 400,000.00 ..........        35             13,529,152.86         7.90
   400,000.01 - 425,000.00 ..........        31             12,810,254.75         7.48
   425,000.01 - 450,000.00 ..........        27             11,816,834.86         6.90
   450,000.01 - 475,000.00 ..........        16              7,455,120.93         4.35
   475,000.01 - 500,000.00 ..........        17              8,271,933.48         4.83
   500,000.01 - 525,000.00 ..........        16              8,269,173.82         4.83
   525,000.01 - 550,000.00 ..........        11              5,925,651.48         3.46
   550,000.01 - 575,000.00 ..........        18             10,163,932.28         5.94
   575,000.01 - 600,000.00 ..........        28             16,694,675.56         9.75
   625,000.01 - 650,000.00 ..........         1                630,000.00         0.37
   725,000.01 - 750,000.00 ..........         1                727,000.00         0.42
   950,000.01 - 975,000.00 ..........         1                969,702.91         0.57
                                            ---           ---------------       ------
                Total ...............       596           $171,253,448.63       100.00%
                                            ===           ===============       ======
______________

(1) The average principal balance of the Group II Mortgage Loans as of the Cut-off Date was approximately $287,338.


   CURRENT MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS AS OF THE CUT-OFF DATE(1)

                                                              AGGREGATE         % OF AGGREGATE
                                                          PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                           NUMBER OF       OUTSTANDING AS OF    OUTSTANDING AS OF
   CURRENT MORTGAGE RATE (%)            MORTGAGE LOANS    THE CUT-OFF DATE      THE CUT-OFF DATE
-------------------------------         --------------    -----------------     -----------------
 5.000 - 5.999 ................               51           $ 14,817,487.50          8.65%
 6.000 - 6.999 ................              154             47,954,721.88         28.00
 7.000 - 7.999 ................              226             62,590,334.33         36.55
 8.000 - 8.999 ................               84             24,068,044.96         14.05
 9.000 - 9.999 ................               40             12,131,075.09          7.08
10.000 - 10.999 ...............               23              5,738,523.83          3.35
11.000 - 11.999 ...............                9              2,021,858.03          1.18
12.000 - 12.999 ...............                3              1,119,369.22          0.65
13.000 - 13.999 ...............                5                682,146.92          0.40
14.000 - 14.999 ...............                1                129,886.87          0.08
                                             ---           ---------------        ------
 Total ........................              596           $171,253,448.63        100.00%
                                             ===           ===============        ======
______________

(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 7.69% per annum.


                     MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                              AGGREGATE         % OF AGGREGATE
                                                          PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                           NUMBER OF       OUTSTANDING AS OF   OUTSTANDING AS OF
   MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
-------------------------------         --------------    -----------------    -----------------
11.001 - 11.500 ...............                3           $  1,300,154.52          1.17%
11.501 - 12.000 ...............               16              6,757,833.89          6.08
12.001 - 12.500 ...............               29             12,583,552.54         11.32
12.501 - 13.000 ...............               34             15,018,758.76         13.51
13.001 - 13.500 ...............               32             14,340,966.96         12.90
13.501 - 14.000 ...............               54             23,525,108.45         21.16
14.001 - 14.500 ...............               20              8,318,287.03          7.48
14.501 - 15.000 ...............               24             10,338,506.76          9.30
15.001 - 15.500 ...............               10              4,517,096.45          4.06
15.501 - 16.000 ...............               14              6,210,618.60          5.59
16.001 - 16.500 ...............                3              1,227,240.44          1.10
16.501 - 17.000 ...............                8              3,224,770.52          2.90
17.001 - 17.500 ...............                1                480,000.00          0.43
17.501 - 18.000 ...............                7              1,477,858.03          1.33
18.001 - 18.500 ...............                2              1,048,837.89          0.94
19.001 - 19.500 ...............                4                619,185.49          0.56
19.501 - 20.000 ...............                1                 62,961.43          0.06
20.001 - 20.500 ...............                1                129,886.87          0.12
                                             ---           ---------------        ------
 Total ........................              263           $111,181,624.63        100.00%
                                             ===           ===============        ======
______________

(1) The weighted average Maximum Mortgage Rate of the adjustable-rate Group II Mortgage Loans as of the Cut-off Date was approximately 13.93% per annum.


              MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                              AGGREGATE         % OF AGGREGATE
                                                          PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                           NUMBER OF       OUTSTANDING AS OF    OUTSTANDING AS OF
   MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
-------------------------------         --------------    -----------------    -----------------
 5.001 -  5.500 .............                 3            $  1,300,154.52           1.17%
 5.501 -  6.000 .............                16               6,757,833.89           6.08
 6.001 -  6.500 .............                29              12,583,552.54          11.32
 6.501 -  7.000 .............                34              15,018,758.76          13.51
 7.001 -  7.500 .............                32              14,340,966.96          12.90
 7.501 -  8.000 .............                54              23,525,108.45          21.16
 8.001 -  8.500 .............                20               8,318,287.03           7.48
 8.501 -  9.000 .............                24              10,338,506.76           9.30
 9.001 -  9.500 .............                10               4,517,096.45           4.06
 9.501 - 10.000 .............                14               6,210,618.60           5.59
10.001 - 10.500 .............                 3               1,227,240.44           1.10
10.501 - 11.000 .............                 8               3,224,770.52           2.90
11.001 - 11.500 .............                 1                 480,000.00           0.43
11.501 - 12.000 .............                 7               1,477,858.03           1.33
12.001 - 12.500 .............                 2               1,048,837.89           0.94
13.001 - 13.500 .............                 4                 619,185.49           0.56
13.501 - 14.000 .............                 1                  62,961.43           0.06
14.001 - 14.500 .............                 1                 129,886.87           0.12
                                            ---            ---------------         ------
 Total ......................               263            $111,181,624.63         100.00%
                                            ===            ===============         ======
______________

(1) The weighted average Minimum Mortgage Rate of the adjustable-rate Group II Mortgage Loans as of the Cut-off Date was approximately 7.93% per annum.


                          GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                        AGGREGATE         % OF AGGREGATE
                                                    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                     NUMBER OF       OUTSTANDING AS OF    OUTSTANDING AS OF
  GROSS MARGINS (%)               MORTGAGE LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
---------------------------       --------------    -----------------    -----------------
4.501-  5.000 ..............          40              $ 17,394,696.65          15.65%
5.001-  5.500 ..............          34                14,821,696.53          13.33
5.501-  6.000 ..............         122                53,496,773.80          48.12
6.001-  6.500 ..............          49                18,915,136.20          17.01
6.501-  7.000 ..............          18                 6,553,321.45           5.89
                                     ---              ---------------         ------
     Total .................         263              $111,181,624.63         100.00%
                                     ===              ===============         ======
______________

(1) The weighted average Gross Margin of the adjustable-rate Group II Mortgage Loans as of the Cut-off Date was approximately 5.83% per annum.


               NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                              AGGREGATE         % OF AGGREGATE
                                                          PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                           NUMBER OF       OUTSTANDING AS OF    OUTSTANDING AS OF
  NEXT ADJUSTMENT DATE                  MORTGAGE LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
-------------------------------         --------------    -----------------    -----------------
June 2005 .....................                  2        $       770,526.52          0.69%
July 2005 .....................                  6              2,139,864.51          1.92
August 2005 ...................                  3              1,185,813.72          1.07
September 2005 ................                  4              1,235,862.96          1.11
October 2005 ..................                  4              1,528,627.18          1.37
November 2005 .................                154             66,867,080.74         60.14
December 2005 .................                 85             36,706,749.00         33.02
January 2006 ..................                  5                747,100.00          0.67
                                               ---        ------------------        ------
             Total ............                263        $   111,181,624.63        100.00%
                                               ===        ==================        ======
______________

(1) The weighted average next Adjustment Date for the adjustable-rate Group II Mortgage Loans as of the Cut-off Date is November 2005.


                          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)


                                                              AGGREGATE         % OF AGGREGATE
                                                          PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                           NUMBER OF       OUTSTANDING AS OF    OUTSTANDING AS OF
ORIGINAL LOAN-TO-VALUE RATIO (%)        MORTGAGE LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
--------------------------------        --------------    -----------------    -----------------
    20.001 - 25.000 ........                 3             $    306,000.00           0.18%
    25.001 - 30.000 ........                 2                  312,000.00           0.18
    30.001 - 35.000 ........                 2                  160,000.00           0.09
    35.001 - 40.000 ........                 3                  320,913.53           0.19
    40.001 - 45.000 ........                10                1,033,327.00           0.60
    45.001 - 50.000 ........                 7                1,244,300.85           0.73
    50.001 - 55.000 ........                19                4,107,919.19           2.40
    55.001 - 60.000 ........                20                4,381,909.36           2.56
    60.001 - 65.000 ........                23                5,467,692.18           3.19
    65.001 - 70.000 ........                33               10,962,964.39           6.40
    70.001 - 75.000 ........                64               21,010,864.04          12.27
    75.001 - 80.000 ........               103               31,265,272.51          18.26
    80.001 - 85.000 ........               112               32,596,033.04          19.03
    85.001 - 90.000 ........               188               56,596,908.91          33.05
    90.001 - 95.000 ........                 7                1,487,343.63           0.87
                                           ---             ---------------         ------
             Total .........               596             $171,253,448.63         100.00%
                                           ===             ===============         ======
______________

(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 79.50%.



             MORTGAGED PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS



                                                                   AGGREGATE             % OF AGGREGATE
                                                                PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                                NUMBER OF       OUTSTANDING AS OF        OUTSTANDING AS OF
        PROPERTY TYPE                        MORTGAGE LOANS    THE CUT-OFF DATE         THE CUT-OFF DATE
--------------------------------             --------------    -----------------        -----------------
Single Family Detached .................           510           $148,695,046.15            86.83%
Two- to Four-Family ....................            31              8,629,472.02             5.04
Planned Unit Development Detached ......            24              7,446,842.25             4.35
Condominium ............................            20              5,549,656.78             3.24
Manufactured Housing ...................             6                533,118.01             0.31
Single Family Attached .................             4                317,890.79             0.19
Planned Unit Development Attached ......             1                 81,422.63             0.05
                                                   ---           ---------------           ------
     Total .............................           596           $171,253,448.63           100.00%
                                                   ===           ===============           ======



              MORTGAGED PROPERTY OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)


                                                             AGGREGATE            % OF AGGREGATE
                                                        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                         NUMBER OF      OUTSTANDING AS OF        OUTSTANDING AS OF
  OCCUPANCY STATUS                    MORTGAGE LOANS    THE CUT-OFF DATE         THE CUT-OFF DATE
--------------------------------      --------------    -----------------        -----------------
Owner Occupied ................              552           $162,277,683.83            94.76%
Non Owner Occupied ............               36              6,752,690.21             3.94
Second Home ...................                8              2,223,074.59             1.30
                                             ---           ---------------           ------
     Total ....................              596           $171,253,448.63           100.00%
                                             ===           ===============           ======
______________

(1) Occupancy status as represented by the mortgagor at the time of origination.


                     PURPOSE OF THE GROUP II MORTGAGE LOANS


                                                                       AGGREGATE            % OF AGGREGATE
                                                                  PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                   NUMBER OF       OUTSTANDING AS OF        OUTSTANDING AS OF
         PURPOSE                                MORTGAGE LOANS    THE CUT-OFF DATE         THE CUT-OFF DATE
--------------------------------                --------------    -----------------        -----------------
Refinance-Debt Consolidation, Cashout(1) .....         539         $157,896,011.15                92.20%
Refinance-Debt Consolidation, No Cashout(2) ..          54           12,368,457.78                 7.22
Purchase .....................................           3              988,979.70                 0.58
                                                       ---         ---------------               ------
     Total ...................................         596         $171,253,448.63               100.00%
                                                       ===         ===============               ======
______________

(1) Cash proceeds to the borrower inclusive of Debt Consolidation payments exceed $2,000 or 2% of the original Principal Balance of the related mortgage loan. Also includes all home equity loans originated in Texas with any cash proceeds.

(2) Cash proceeds to the borrower inclusive of Debt Consolidation payments are $2,000 or 2% or less of the original Principal Balance of the related mortgage loan. Excludes home equity loans originated in Texas with any cash proceeds.


          GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE GROUP II MORTGAGE LOANS(1)



                                                            AGGREGATE            % OF AGGREGATE
                                                        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                         NUMBER OF       OUTSTANDING AS OF      OUTSTANDING AS OF
         LOCATION                     MORTGAGE LOANS    THE CUT-OFF DATE         THE CUT-OFF DATE
-----------------------------         --------------    -----------------        -----------------
Alabama ..........................         2             $    158,100.00               0.09%
Arizona ..........................         7                1,547,166.60               0.90
Arkansas .........................         1                   59,806.55               0.03
California .......................       172               64,396,139.77              37.60
Colorado .........................        11                3,282,164.20               1.92
Connecticut ......................        17                5,215,273.55               3.05
Delaware .........................         4                  665,327.35               0.39
Florida ..........................        42                7,862,986.15               4.59
Georgia ..........................         4                  545,683.04               0.32
Hawaii ...........................         2                  813,500.00               0.48
Idaho ............................         2                1,110,747.65               0.65
Illinois .........................        16                5,243,566.85               3.06
Indiana ..........................         4                  518,551.06               0.30
Iowa .............................         4                  315,781.33               0.18
Kansas ...........................         2                  823,455.39               0.48
Kentucky .........................         1                   61,599.08               0.04
Louisiana ........................         4                  763,845.88               0.45
Maine ............................         2                  226,402.84               0.13
Maryland .........................        22                6,629,800.23               3.87
Massachusetts ....................        27                8,975,073.02               5.24
Michigan .........................        22                4,394,861.22               2.57
Minnesota ........................        15                2,934,042.95               1.71
Mississippi ......................         7                  676,444.10               0.40
Missouri .........................         1                   85,600.00               0.05
Nebraska .........................         2                  701,618.10               0.41
Nevada ...........................         3                1,082,124.07               0.63
New Hampshire ....................         4                1,444,489.13               0.84
New Jersey .......................        40               12,075,060.69               7.05
New Mexico .......................         2                  597,576.69               0.35
New York .........................        54               19,821,593.33              11.57
North Carolina ...................         3                  733,141.92               0.43
Ohio .............................         5                  869,824.72               0.51
Oklahoma .........................         4                  488,432.13               0.29
Oregon ...........................         2                  237,500.00               0.14
Pennsylvania .....................        20                2,336,017.37               1.36
Rhode Island .....................         3                  693,886.87               0.41
South Carolina ...................         1                   59,950.72               0.04
South Dakota .....................         1                  110,797.12               0.06
Tennessee ........................         5                  602,448.97               0.35
Texas ............................        33                6,170,988.27               3.60
Utah .............................         2                  474,625.98               0.28
Washington .......................        14                3,465,289.40               2.02
Wisconsin ........................         7                1,982,164.34               1.16
                                         ---             ---------------             ------
             Total: ..............       596             $171,253,448.63             100.00%
                                         ===             ===============             ======
_____________

(1) The greatest ZIP Code geographic concentration of the Group II Mortgage Loans was approximately 0.93% in the 94560 ZIP Code.


                     QUALIFYING FICO SCORES FOR THE GROUP II MORTGAGE LOANS AT ORIGINATION(1)



                                                             AGGREGATE            % OF AGGREGATE
                                                        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                         NUMBER OF       OUTSTANDING AS OF        OUTSTANDING AS OF
QUALIFYING FICO SCORE                 MORTGAGE LOANS    THE CUT-OFF DATE         THE CUT-OFF DATE
-----------------------------         --------------    -----------------        -----------------
500-524 .......................             18          $   5,401,049.16              3.15%
525-549 .......................             24              7,411,982.09              4.33
550-574 .......................             70             23,512,678.05             13.73
575-599 .......................             55             19,039,664.20             11.12
600-624 .......................             66             21,913,627.59             12.80
625-649 .......................             93             25,984,378.89             15.17
650-674 .......................             92             24,861,822.51             14.52
675-699 .......................             65             16,737,059.36              9.77
700-724 .......................             51             13,013,268.60              7.60
725-749 .......................             36              7,837,821.73              4.58
750-774 .......................             14              3,773,088.54              2.20
775-799 .......................             10              1,606,585.28              0.94
800-824 .......................              2                160,422.63              0.09
                                           ---          ----------------            ------
             Total ............            596          $ 171,253,448.63            100.00%
                                           ===          ================            ======
______________

(1) The weighted average qualifying FICO score at origination of the Group II Mortgage Loans that had FICO scores was approximately 633. See "--FICO Scores" herein.



             INCOME DOCUMENTATION OF THE GROUP II MORTGAGE LOANS(1)



                                                                    AGGREGATE            % OF AGGREGATE
                                                               PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                NUMBER OF      OUTSTANDING AS OF        OUTSTANDING AS OF
INCOME DOCUMENTATION                         MORTGAGE LOANS    THE CUT-OFF DATE         THE CUT-OFF DATE
-----------------------------                --------------    -----------------        -----------------
Full Documentation Program ................       416            $118,481,516.69               69.18%
Stated Income Documentation Program .......       141              39,098,984.25               22.83
Limited Documentation Program .............        39              13,672,947.69                7.98
                                                  ---            ---------------              ------
     Total ................................       596            $171,253,448.63              100.00%
                                                  ===            ===============              ======
______________

(1) For a description of each documentation level, see "The Mortgage Loans--Underwriting Standards" herein.


                 RISK CATEGORIES FOR THE GROUP II MORTGAGE LOANS



                                                                    AGGREGATE            % OF AGGREGATE
                                                               PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                NUMBER OF      OUTSTANDING AS OF        OUTSTANDING AS OF
  RISK CATEGORY                              MORTGAGE LOANS    THE CUT-OFF DATE         THE CUT-OFF DATE
-----------------------------                --------------    -----------------        -----------------
8A .........................                         93           $  22,037,984.15          12.87%
7A .........................                         68              17,309,318.83          10.11
6A .........................                         73              19,061,609.55          11.13
5A .........................                         56              13,125,211.28           7.66
4A .........................                         67              19,444,985.96          11.35
3A .........................                         44              14,016,465.17           8.18
2A .........................                        103              35,835,444.44          20.93
A ..........................                         28              10,425,825.90           6.09
B ..........................                         39              12,221,826.61           7.14
C ..........................                         23               7,061,877.09           4.12
D ..........................                          2                 712,899.65           0.42
                                                    ---           ----------------         ------
     Total .................                        596           $ 171,253,448.63         100.00%
                                                    ===           ================         ======

GROUP III MORTGAGE LOAN STATISTICS

         The Group III Mortgage Loans have an aggregate principal balance as of the Cut-off Date of approximately $167,382,892.93, after application of scheduled payments due on or before the Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. None of the Group III Mortgage Loans had a first Due Date prior to June 2003 or after February 2004, or will have a remaining term to stated maturity of less than 119 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group III Mortgage Loan is January 2034. The Group III Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):



              PRINCIPAL BALANCES OF THE GROUP III MORTGAGE LOANS AS OF THE CUT-OFF DATE(1)


                                                              AGGREGATE           % OF AGGREGATE
                                                          PRINCIPAL BALANCE     PRINCIPAL BALANCE
RANGE OF PRINCIPAL BALANCES AS            NUMBER OF       OUTSTANDING AS OF    OUTSTANDING AS OF
   OF THE CUT-OFF DATE ($)              MORTGAGE LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
-------------------------------         --------------    -----------------    -----------------
 50,000.01 -  75,000.00 ...........          109          $  7,190,222.18            4.30%
 75,000.01 - 100,000.00 ...........          160            14,130,731.01            8.44
100,000.01 - 125,000.00 ...........          118            13,261,122.06            7.92
125,000.01 - 150,000.00 ...........          103            14,140,381.47            8.45
150,000.01 - 175,000.00 ...........           75            12,090,747.22            7.22
175,000.01 - 200,000.00 ...........           47             8,882,484.50            5.31
200,000.01 - 225,000.00 ...........           40             8,490,088.56            5.07
225,000.01 - 250,000.00 ...........           33             7,834,258.54            4.68
250,000.01 - 275,000.00 ...........           24             6,341,547.98            3.79
275,000.01 - 300,000.00 ...........           21             6,054,341.79            3.62
300,000.01 - 325,000.00 ...........            8             2,509,953.59            1.50
325,000.01 - 350,000.00 ...........           28             9,458,993.71            5.65
350,000.01 - 375,000.00 ...........           23             8,293,065.65            4.95
375,000.01 - 400,000.00 ...........           15             5,835,592.93            3.49
400,000.01 - 425,000.00 ...........           15             6,261,846.88            3.74
425,000.01 - 450,000.00 ...........           15             6,550,505.59            3.91
450,000.01 - 475,000.00 ...........            7             3,218,507.50            1.92
475,000.01 - 500,000.00 ...........           12             5,920,606.83            3.54
500,000.01 - 525,000.00 ...........            4             2,034,446.49            1.22
525,000.01 - 550,000.00 ...........            5             2,695,256.91            1.61
550,000.01 - 575,000.00 ...........            8             4,490,350.99            2.68
575,000.01 - 600,000.00 ...........           16             9,524,491.77            5.69
675,000.01 - 700,000.00 ...........            1               695,000.00            0.42
725,000.01 - 750,000.00 ...........            2             1,478,348.78            0.88
                                             ---          ---------------          ------
     Total ........................          889          $167,382,892.93          100.00%
                                             ===          ===============          ======
______________

(1) The average principal balance of the Group III Mortgage Loans as of the Cut-off Date was approximately $188,282.



        MORTGAGE RATES OF THE GROUP III MORTGAGE LOANS AS OF THE CUT-OFF DATE(1)

                                                         AGGREGATE          % OF AGGREGATE
                                                      PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                      NUMBER OF       OUTSTANDING AS OF    OUTSTANDING AS OF
   MORTGAGE RATE ($)                MORTGAGE LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
-------------------------------     --------------    -----------------    -----------------
     5.000 - 5.999 .........              114          $ 32,194,931.50          19.23%
     6.000 - 6.999 .........              277            62,006,915.69          37.05
     7.000 - 7.999 .........              323            53,204,057.63          31.79
     8.000 - 8.999 .........              105            12,460,802.33           7.44
     9.000 - 9.999 .........               38             4,162,172.01           2.49
    10.000 - 10.999 ........               21             2,147,219.15           1.28
    11.000 - 11.999 ........                5               321,038.15           0.19
    12.000 - 12.999 ........                5               815,768.93           0.49
    14.000 - 14.999 ........                1                69,987.54           0.04
                                          ---          ---------------         ------
             Total .........              889          $167,382,892.93         100.00%
                                          ===          ===============         ======
______________

(1) The weighted average current Mortgage Rate of the Group III Mortgage Loans as of the Cut-off Date was approximately 7.04% per annum.



          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP III MORTGAGE LOANS(1)



                                                          AGGREGATE            % OF AGGREGATE
                                                     PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                      NUMBER OF      OUTSTANDING AS OF        OUTSTANDING AS OF
ORIGINAL LOAN-TO-VALUE RATIO ($)   MORTGAGE LOANS    THE CUT-OFF DATE         THE CUT-OFF DATE
--------------------------------   --------------    -----------------        -----------------
    20.000 or less ..........              5           $    405,317.67            0.24%
    20.001 - 25.000 .........              6                875,396.33            0.52
    25.001 - 30.000 .........              1                243,982.10            0.15
    30.001 - 35.000 .........              7                989,133.05            0.59
    35.001 - 40.000 .........             14              2,231,743.91            1.33
    40.001 - 45.000 .........             10              1,582,183.50            0.95
    45.001 - 50.000 .........             24              3,711,811.45            2.22
    50.001 - 55.000 .........             15              2,477,898.19            1.48
    55.001 - 60.000 .........             35              6,104,775.22            3.65
    60.001 - 65.000 .........             47              9,422,917.36            5.63
    65.001 - 70.000 .........             49              7,813,606.96            4.67
    70.001 - 75.000 .........             71             13,464,475.79            8.04
    75.001 - 80.000 .........            174             31,795,129.80           19.00
    80.001 - 85.000 .........            113             21,773,218.56           13.01
    85.001 - 90.000 .........            273             54,729,243.03           32.70
    90.001 - 95.000 .........             45              9,762,060.01            5.83
                                         ---           ---------------          ------
            Total ...........            889           $167,382,892.93          100.00%
                                         ===           ===============          ======
______________

(1) The weighted average original loan-to-value ratio of the Group III Mortgage Loans as of the Cut-off Date was approximately 78.25%.



            MORTGAGED PROPERTY TYPES OF THE GROUP III MORTGAGE LOANS

                                                                    AGGREGATE        % OF AGGREGATE
                                                               PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
       PROPERTY TYPE                         MORTGAGE LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------------------                --------------    -----------------    -----------------
Single Family Detached .................           725           $140,563,972.35         83.98%
Two- to Four-Family ....................            55             12,679,592.33          7.58
Planned Unit Development Detached ......            39              5,806,793.36          3.47
Condominium ............................            30              4,551,596.35          2.72
Manufactured Housing ...................            35              3,061,628.95          1.83
Single Family Attached .................             4                579,903.38          0.35
Planned Unit Development Attached ......             1                139,406.21          0.08
                                                   ---           ---------------        ------
  Total ................................           889           $167,382,892.93        100.00%
                                                   ===           ===============        ======



    MORTGAGED PROPERTY OCCUPANCY STATUS OF THE GROUP III MORTGAGE LOANS(1)


                                                        AGGREGATE          % OF AGGREGATE
                                                   PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                    NUMBER OF      OUTSTANDING AS OF      OUTSTANDING AS OF
   OCCUPANCY STATUS              MORTGAGE LOANS    THE CUT-OFF DATE       THE CUT-OFF DATE
-----------------------------    --------------    -----------------      -----------------
Owner Occupied ................        816           $   153,895,673.91         91.94%
Non Owner Occupied ............         63                11,005,670.54          6.58
Second Home ...................         10                 2,481,548.48          1.48
                                       ---           ------------------        ------
  Total .......................        889           $   167,382,892.93        100.00%
                                       ===           ==================        ======
______________

(1) Occupancy status as represented by the mortgagor at the time of origination.


                     PURPOSE OF THE GROUP III MORTGAGE LOANS


                     PURPOSE OF THE GROUP III MORTGAGE LOANS



                                                                        AGGREGATE        % OF AGGREGATE
                                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                                    NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
           PURPOSE                               MORTGAGE LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------------------                    --------------    -----------------    -----------------
Refinance-Debt Consolidation, Cashout(1) .....            778        $146,579,350.61          87.57%
Refinance-Debt Consolidation, No Cashout(2) ..            106          19,816,820.47          11.84
Purchase .....................................              5             986,721.85           0.59
                                                          ---        ---------------         ------
  Total ......................................            889        $167,382,892.93         100.00%
                                                          ===        ===============         ======
______________

(1) Cash proceeds to the borrower inclusive of Debt Consolidation payments exceed $2,000 or 2% of the original Principal Balance of the related mortgage loan. Also includes all home equity loans originated in Texas with any cash proceeds.
(2) Cash proceeds to the borrower inclusive of Debt Consolidation payments are $2,000 or 2% or less of the original Principal Balance of the related mortgage loan. Excludes home equity loans originated in Texas with any cash proceeds.



          GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE GROUP III MORTGAGE LOANS(1)



                                                        AGGREGATE        % OF AGGREGATE
                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                    NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
           LOCATION              MORTGAGE LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------------------    --------------    -----------------    -----------------
Alabama .................              21           $   2,835,229.10             1.69%
Arizona .................              10               1,137,585.32             0.68
Arkansas ................               2                 163,794.44             0.10
California ..............             195              54,089,043.18            32.31
Colorado ................               8               1,725,240.21             1.03
Connecticut .............              24               4,684,518.85             2.80
Delaware ................               4                 486,417.29             0.29
Florida .................              97              14,853,530.60             8.87
Georgia .................               5                 567,153.53             0.34
Hawaii ..................               3                 676,372.08             0.40
Idaho ...................               2                 271,613.91             0.16
Illinois ................              16               3,103,234.32             1.85
Indiana .................              19               2,957,453.43             1.77
Iowa ....................               3                 300,645.26             0.18
Kansas ..................               3                 517,000.00             0.31
Kentucky ................               3                 319,360.45             0.19
Louisiana ...............              18               1,632,054.92             0.98
Maine ...................               6                 652,164.87             0.39
Maryland ................              36               6,553,749.29              3.92
Massachusetts ...........              34              10,079,875.47             6.02
Michigan ................              43               5,661,583.97             3.38
Minnesota ...............              29               6,053,534.30             3.62
Mississippi .............              10               1,106,086.42             0.66
Missouri ................              10               1,343,312.81             0.80
Nebraska ................               4                 419,753.06             0.25
Nevada ..................               5               1,067,304.76             0.64
New Hampshire ...........               5                 574,913.76             0.34
New Jersey ..............              30               6,350,668.44             3.79
New Mexico ..............               3                 361,439.41             0.22
New York ................              37               9,092,697.14             5.43
North Carolina ..........               2                 367,362.38             0.22
Ohio ....................              15               1,520,911.47             0.91
Oklahoma ................              14               1,246,890.36             0.74
Oregon ..................               6               1,096,047.10             0.65
Pennsylvania ............              39               5,831,000.77             3.48
Rhode Island ............               7               1,429,206.11             0.85
South Carolina ..........               4                 557,227.10             0.33
Tennessee ...............              12               1,701,377.90             1.02
Texas ...................              63               6,979,192.34             4.17
Utah ....................               1                  80,955.66             0.05
Vermont .................               2                 135,777.00             0.08
Washington ..............              28               5,566,539.98             3.33
Wisconsin ...............              10               1,119,907.17             0.67
Wyoming .................               1                 113,167.00             0.07
                                      ---           ----------------           ------
         Total: .........             889           $ 167,382,892.93           100.00%
                                      ===           ================           ======
______________

(1) The greatest ZIP Code geographic concentration of the Group III Mortgage Loans was approximately 0.59% in the 94303 ZIP Code.


        QUALIFYING FICO SCORES FOR THE GROUP III MORTGAGE LOANS AT ORIGINATION(1)


                                                        AGGREGATE        % OF AGGREGATE
                                                   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                    NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
 QUALIFYING FICO SCORE           MORTGAGE LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------------------    --------------    -----------------    -----------------
500 - 524 ....................           5         $       407,274.89           0.24%
525 - 549 ....................          15               1,869,036.75           1.12
550 - 574 ....................          43               5,456,130.99           3.26
575 - 599 ....................          35               4,652,578.34           2.78
600 - 624 ....................          73              12,336,271.27           7.37
625 - 649 ....................         139              22,106,474.83          13.21
650 - 674 ....................         139              27,373,887.24          16.35
675 - 699 ....................         169              35,990,624.72          21.50
700 - 724 ....................         121              26,032,626.27          15.55
725 - 749 ....................          86              17,451,463.45          10.43
750 - 774 ....................          38               8,090,066.92           4.83
775 - 799 ....................          21               4,763,763.93           2.85
800 - 824 ....................           5                 852,693.33           0.51
                                       ---         ------------------         ------
           Total .............         889         $   167,382,892.93         100.00%
                                       ===         ==================         ======
______________

(1) The weighted average qualifying FICO score at origination of the Group III Mortgage Loans that had FICO scores was approximately 678. See "--FICO Scores" herein.


             INCOME DOCUMENTATION OF THE GROUP III MORTGAGE LOANS(1)



                                                                   AGGREGATE        % OF AGGREGATE
                                                              PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                               NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
    INCOME DOCUMENTATION                    MORTGAGE LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------------------               --------------    -----------------    -----------------
Full Documentation Program ................       677          $128,836,338.13           76.97%
Stated Income Documentation Program .......       164            29,639,675.82           17.71
Limited Documentation Program .............        48             8,906,878.98            5.32
                                                  ---          ---------------          ------
  Total ...................................       889          $167,382,892.93          100.00%
                                                  ===          ===============          ======
______________

(1) For a description of each documentation level, see "The Mortgage Loans--Underwriting Standards" herein.


                RISK CATEGORIES FOR THE GROUP III MORTGAGE LOANS

                                                                   AGGREGATE        % OF AGGREGATE
                                                              PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                               NUMBER OF      OUTSTANDING AS OF    OUTSTANDING AS OF
          RISK CATEGORY                     MORTGAGE LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------------------               --------------    -----------------    -----------------
8A .........................                     223            $ 48,184,501.25          28.79%
7A .........................                     180              38,824,720.54          23.20
6A .........................                     122              22,145,357.56          13.23
5A .........................                     103              18,730,810.91          11.19
4A .........................                      98              17,759,827.43          10.61
3A .........................                      44               6,670,730.08           3.99
2A .........................                      73               9,838,266.63           5.88
A ..........................                      17               1,543,795.43           0.92
B ..........................                      15               1,656,243.27           0.99
C ..........................                      14               2,028,639.83           1.21
                                                 ---            ---------------         ------
  Total ....................                     889            $167,382,892.93         100.00%
                                                 ===            ===============         ======
